                           CONDITIONAL ASSIGNMENT AND

                          TRADEMARK SECURITY AGREEMENT

         THIS CONDITIONAL ASSIGNMENT AND TRADEMARK SECURITY AGREEMENT (the "Agreement"), dated as of August 13, 1999, between OPTICARE EYE HEALTH CENTERS, INC., a Connecticut corporation (the "Grantor"), and BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC., in its capacity as agent for the "Lenders" and the "LC Issuer" referred to below (in such capacity, the "Agent").

                              W I T N E S S E T H:

         WHEREAS, Grantor owns the trademarks, trademark applications, service marks and service mark applications listed on Schedule I annexed hereto.

         WHEREAS, the Grantor and certain affiliates of the Grantor (collectively, the "Borrowers") and Opticare Health Systems, Inc., a Delaware corporation (the "Parent"), are parties to that certain Amended and Restated Loan and Security Agreement, dated as of even date herewith (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"), with the financial institutions from time to time party thereto (the "Lenders"), Bank Austria, AG, as LC Issuer (in such capacity, the "LC Issuer") and the Agent, pursuant to which, among other things, and subject to the terms and conditions contained therein, the Lenders will make available to the Borrowers term loans in an aggregate original principal amount of Twenty One Million Five Hundred Thousand Dollars ($21,500,000) and a revolving credit facility providing for revolving loans of up to Twelve Million Seven Hundred Thousand Dollars ($12,700,000) (collectively, the "Loans"); and

         WHEREAS, the Lenders, the LC Issuer and the Agent have required, as a condition to their entry into the Loan Agreement and the making of the Loans and the other extensions of credit pursuant to the terms thereof, that Grantor and certain of its affiliates (collectively, the "Guarantors") execute and deliver to the Agent that certain Guaranty, dated as of August 13, 1999 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the "Guaranty"), to guarantee the obligations of each Guarantor and each Borrower; and

         WHEREAS, the Lenders, the LC Issuer and the Agent have further required, as a condition to their entry into the Loan Agreement and the making of the Loans and the other extensions of credit pursuant to the terms thereof, that Grantor execute and deliver to the Agent this Agreement to secure the obligations of the Grantor under the Loan Agreement, the Guaranty, and each of the agreements, documents and instruments executed and delivered in connection therewith; and

         WHEREAS, the Borrowers desire to obtain the Loans and the other extensions of credit under the Loan Agreement, and the Grantor has determined that it is and will be in the best interest and to the direct advantage of such Grantor to assist the Borrowers in borrowing money and obtaining other extensions of credit from the Lenders and the LC Issuer in order to further the business of the Grantor, and the Grantor has therefore agreed to make and execute this

Agreement in favor of the Agent to induce the Lenders, the LC Issuer and the Agent to enter into the Loan Agreement and to extend to the Borrowers the credit contemplated thereby;

         NOW, THEREFORE, in consideration of the premises, the terms and conditions herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, it is hereby agreed as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein have the meanings set forth in the Loan Agreement.

         2. Grant of Security Interest

            (a) Grantor hereby grants to the Agent, for the benefit of the Agent, the Lenders and the LC Issuer, a continuing security interest in all of Grantor's right, title, and interest in the following (the "Trademark Collateral"), whether now owned or hereafter acquired or arising, in order to secure the due and punctual payment and performance of all the Secured Obligations (as hereinafter defined):

            (i) All "Trademarks" (as defined below), whether now owned or hereafter arising or acquired by Grantor, including each trademark identified on Schedule I hereto. For purposes of this Agreement, "Trademarks" shall mean all trade names, trademarks, service marks, and logos (registered and unregistered) and state, federal, and foreign trademark and service mark registrations and state, federal and foreign registration applications (in use and intent to use) and all renewals and divisions thereof, all income, royalties, damages, and payments now or hereafter due and/or payable with respect thereto, the right to recover for all past, present, and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, all rights corresponding thereto throughout the world, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such Trademark and all proceeds of the foregoing; and

            (ii) All agreements providing for the grant of any right in or to any Trademark (whether Grantor is the licensee or the licensor thereunder) including but not limited to those agreements on Schedule II hereto and all proceeds of the foregoing (the "Trademark Licenses").

            (b) This security interest is granted in conjunction with the security interest granted to the Agent under the Loan Agreement. The rights and remedies of the Agent with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement, and those which are now or hereafter available to the Agent as a matter of law or equity. Each right, power, and remedy of the Agent provided for herein or in the Loan Agreement, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power, or remedy provided for herein. The exercise by the Agent of any one or more of the rights, powers, or remedies provided for in this Agreement or in the Loan Agreement or now or hereafter existing at law or in equity shall not preclude the simultaneous or later exercise by the Agent of any or all other rights, powers, or remedies.

            3. Secured Obligations. The collateral assignment contained herein shall secure the due and punctual payment of (i) the Obligations, as defined in the Loan Agreement, and (ii) any and all other indebtedness, liabilities, and obligations of the Grantor to the Agent, the Lenders and the LC Issuer of every kind and nature (including, without limitation, interest, charges, expenses, attorneys' fees, and other sums chargeable to the Grantor by the Agent and future advances made to or for the benefit of the Grantor), whether arising under this Assignment, the Loan Agreement, or any other Loan Document (collectively, the "Secured Obligations").

            4. Modification of Agreement

                  This Agreement may not be changed, waived or terminated except in accordance with the amendment provisions of the Loan Agreement. Notwithstanding the foregoing, Grantor authorizes the Agent, upon notice to Grantor, to modify this Agreement in the name of and on behalf of Grantor without obtaining Grantor's signature to such modification, to the extent that such modification constitutes an amendment of Schedule I to add any right, title, or interest in any Trademark owned or subsequently acquired by Grantor.

            5. Representations and Warranties

               (a) Schedule I hereto contains a true and accurate list of all Grantor's Trademark registrations and applications.

               (b) Grantor is the sole owner of the Trademarks and Trademark Licenses, free and clear of all liens, claims and encumbrances, other than the lien created by the Loan Agreement and this Agreement; the records of the United States Patent and Trademark Office currently reflect that Grantor is the owner of all Trademark registrations and applications; and none of the Trademark Collateral has been licensed by Grantor to any third party, except for the Trademark Licenses listed on Schedule II.

               (c) To the best of Grantor's knowledge, each Trademark is valid, subsisting, unexpired, and enforceable, and to the extent necessary to maintain its rights thereto, Grantor has used and continues to use the appropriate statutory notice of registration in connection with its use of all federally registered Trademarks.

               (d) No holding, decision, or judgment has been rendered in any action or proceeding limiting, canceling, or questioning the validity of Grantor's rights in any Trademark and no such action or proceeding is pending or, to the best of Grantor's knowledge, threatened. To the best of Grantor's knowledge, there is no subsisting material breach or default under any Trademark License.

               (e) To the best of Grantor's knowledge, (i) the conduct of Grantor's business does not infringe upon any trademark or other intellectual property right owned or controlled by a

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third party and (ii) except as previously disclosed in writing to the Agent, no third party is infringing upon any of the Trademark Collateral.

            6. Covenants of Grantor

               (a) Except for Trademarks which are no longer in use, or shall no longer be used, in connection with its business, Grantor will not do any commercially reasonable act or omit to do any commercially reasonable act (and not permit any licensees or sublicensees of Grantor to do any commercially reasonable act) whereby any Trademark of Grantor will become abandoned, invalidated, or unenforceable, and Grantor shall diligently pursue each Trademark application unless it shall reasonably determine that a registration is not likely to issue or the costs associated with such registration process will not be commercially justified by the sales of the related product, and shall maintain each Trademark registration in full force and effect. In the event that any Trademark owned by, or, to the extent permitted by the related Trademark License, licensed to, Grantor, is infringed or diluted by a third party, Grantor shall promptly take all commercially reasonable actions to stop such infringement or dilution and protect its exclusive rights in such Trademark.

               (b) Grantor agrees to promptly report to the Agent on an annual basis and, in the event of a continuing Event of Default, on a quarterly basis
(i) the filing of any application for registration of any Trademark (whether such application is filed by Grantor or through any agent, employee, licensee, or designee) and (ii) the registration of any Trademark. Grantor agrees to execute and deliver to the Agent an amendment to this Agreement covering such new applications or registrations for Trademarks in form appropriate for recordation in the United States Patent and Trademark Office.

               (c) Without the prior written consent of the Agent, Grantor shall not (i) sell, assign (by operation of law or otherwise), or otherwise dispose of any of the Trademark Collateral or any rights therein (except as contemplated by paragraph (c)(iii)), (ii) grant any lien or security interest in any of the Trademark Collateral (except for the lien created by this Agreement and the Loan Agreement, or (iii) license any of the Trademark Collateral to any third party, except that, unless an Event of Default has occurred and is continuing, Grantor may grant non-exclusive licenses of any of the Trademarks to a third party in the ordinary course of business; provided that the Agent shall receive a security interest in any fees, royalties, and payments with respect to all and any such licenses.

            7. Grant of License

               (a) Grantor hereby grants to the Agent a non-exclusive, royalty-free right and license, with rights of sublicense, in and to the Trademark Collateral, and a sublicense in and to Grantor's rights under Trademark Licenses to the extent permitted under the terms of such Trademark Licenses, to use such Trademark Collateral or operate under such Trademark Licenses, effective upon the occurrence and during the continuance of an Event of Default, in connection with the enforcement of the Agent's rights and remedies hereunder and under the Loan Agreement. Without limiting the generality of the foregoing, the Agent shall have the right, pursuant to the foregoing license and sublicense, to use the Trademark Collateral in connection with the foreclosure upon any of the Collateral granted hereunder or under the Loan Agreement.

               (b) The license granted pursuant to Section 7(a) is conditional upon the requirement that the goods sold and services rendered by the Agent under the Trademark Collateral shall be of a nature and quality substantially consistent with those theretofore offered under such Trademarks by Grantor.

            8. Remedies Upon Default; Power of Attorney

               (a) Upon the occurrence and during the continuance of a Default or an Event of Default under the Loan Agreement, and subject to the notice provisions therein, the Trademarks shall be assigned, transferred, set over, and delivered to the Agent or its designee, and Grantor hereby irrevocably constitutes and appoints the Agent and any officer, agent or employee thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or the Agent's own name or the name of the Agent's designee, upon the occurrence of an Event of Default, (i) to complete, date, execute, and file, or cause to be filed, the Assignment attached hereto as Exhibit A and incorporated hereby by reference (the "Assignment") in the United States Patent and Trademark Office and in all other applicable offices, and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purpose of the Assignment, (ii) to collect proceeds of any Trademark Collateral, (iii) in any transaction authorized by the Loan Agreement, convey any Trademark Collateral to any purchaser thereof, payment or discharge of taxes or liens levied or placed upon or threatened against any Trademark Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Agent in its sole discretion, and such payments made by the Agent to become the obligations of Grantor to the Agent, due and payable immediately without demand. The Agent's authority hereunder shall include, without limitation, the authority to endorse and negotiate any checks or instruments constituting proceeds of any Trademark Collateral in the name of Grantor, execute and give receipt for any certificate of ownership or any document (constituting Trademark Collateral), sign Grantor's name on all financing statements or any other documents necessary or appropriate by the Agent to preserve, protect or perfect the security interest in any Trademark Collateral (to the extent permitted by Applicable Law) and to file the same, prepare, file, and sign Grantor's name on any notice of Lien, and prepare, file, and sign Grantor's name on a proof of claim in bankruptcy or similar document against any customer of Grantor with respect to any claim of Grantor comprising part of any Trademark Collateral, and to take any other actions arising from or incident to the powers granted to the Agent in the Loan Agreement.

               (b) Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this power of attorney. This power of attorney is a power coupled with an interest and shall be irrevocable.

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

               (c) In addition to the foregoing, upon the occurrence of a Default or an Event of Default, the Agent shall have all rights and remedies of a secured party under the applicable Uniform Commercial Code and as provided in the Loan Agreement and as otherwise available at law and equity.

            9. Waiver. Each and every right and remedy granted to the Agent under this Agreement, or any other document delivered hereunder or in connection herewith or allowed it by law or in equity, shall be cumulative and may be exercised from time to time. No failure on the part of the Agent to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by the Agent of any right or remedy preclude any other or future exercise thereof or the exercise of any other right or remedy. No waiver by the Agent of any Event of Default shall constitute a waiver of any subsequent Event of Default.

            10. Survival. All representations, warranties and covenants made herein shall survive the execution and delivery of all of the Loan Documents. The terms and provisions of this Agreement shall continue in full force and effect until all of the Commitments have been terminated, all of the Secured Obligations have been paid in full and the Agent has terminated this Agreement in writing, whichever last occurs; provided, that Grantor's obligations under
Section 13 shall survive the repayment of the Secured Obligations and the termination of this Agreement. At the time of such termination of this Agreement, the Agent, upon the Grantor's request and at the Grantor's expense, shall execute and deliver such instruments and documents as are reasonably necessary to terminate the security interest granted hereby.

            11. Assignments; Successors and Assigns. This Agreement shall be binding upon the Grantor and its respective permitted successors and assigns and shall inure to the benefit of the Agent, the Lenders and the LC Issuer and their respective successors and assigns; provided, that no Grantor may transfer or assign any or all of its rights or obligations hereunder without the prior written consent of the Agent.

            12. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement. Any signature page to this Agreement may be witnessed by a telecopy or other facsimile of any original signature page and any signature page of any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

            13. Expense Reimbursement. The Grantor agrees to reimburse the Agent for all costs and expenses incurred by the Agent (including attorneys' fees and disbursements) to: (a) commence, defend or intervene in any court proceeding;
(b) file a petition, complaint, answer, motion or other pleading, or to take any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) relating to the Trademark Collateral or this Agreement, the Notes or any of the other Loan Documents; (c) protect, collect, license, sell, take possession of, or liquidate any of the Trademark Collateral; (d) attempt to enforce any security interest in any of the Trademark Collateral or to seek any advice with respect to such enforcement; and (e) enforce

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any of the Agent's rights to collect any of the Secured Obligations. The Grantor also agrees to pay, and to save harmless the Agent from any delay in paying any taxes, if any, which may be payable in connection with the execution and delivery of this Agreement, the Guaranty or any of the other Loan Documents, or the recording of any thereof, or in any modification hereof or thereof. The Grantor's obligations under this Section 13 shall survive the termination of this Agreement.

            14. Severability. If any provision of this Agreement or the application thereof to any party hereto or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to any other party hereto or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

            15. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing, and shall be deemed to have been made or give when (a) delivered to the Grantor in the manner and at the address provided for in Section 14.7 of the Loan Agreement and (b) when delivered to the Agent in the manner and at the address as provided in Section 14.7 of the Loan Agreement. The Grantor hereby irrevocably appoints the Parent as its agent for purposes of receiving any notice under this Agreement or in connection with any other Loan Document.

            16. Time of the Essence. Time is of the essence in this Agreement.

            17. Governing Law; Consent to Jurisdiction. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE GRANTOR HEREBY (A) SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN NEW YORK, NEW YORK FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT; AND (B) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT TO BRING PROCEEDINGS AGAINST THE GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. THE GRANTOR HEREBY IRREVOCABLY APPOINTS THE PARENT AS ITS AUTHORIZED AGENT AND ATTORNEY-IN-FACT TO RECEIVE ON BEHALF OF THE GRANTOR AND ITS PROPERTY SERVICE OF COPIES OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS WHICH MAY BE SERVED IN ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY COURT IN OR OF THE STATE OF NEW YORK. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE GRANTOR, IN CARE OF THE PARENT, IN ACCORDANCE WITH SECTION 15 HEREOF AND THE GRANTOR HEREBY IRREVOCABLY

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AUTHORIZES AND DIRECTS THE PARENT TO ACCEPT SUCH SERVICE ON ITS BEHALF AND
AGREES THAT THE FAILURE OF THE AGENT TO GIVE ANY NOTICE OF ANY SUCH SERVICE TO THE GRANTOR SHALL NOT IMPAIR OR AFFECT THE VALIDITY OF SUCH SERVICE OR OF ANY JUDGMENT RENDERED IN ANY ACTION OR PROCEEDING BASED THEREON.

            18. Waiver of Jury Trial. AFTER REVIEWING THIS PROVISION SPECIFICALLY WITH ITS RESPECTIVE COUNSEL, THE GRANTOR AND THE AGENT HEREBY KNOWINGLY, INTELLIGENTLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING BASED ON OR ARISING OUT OF, UNDER, IN CONNECTION WITH, OR RELATING TO THIS SECURITY AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE GRANTOR OR THE AGENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS AND THE LC ISSUER TO MAKE THE LOANS AND OTHER FINANCIAL ACCOMMODATIONS TO THE BORROWERS.

                                  -------------
                                    Initials

            19. No Punitive Damages. The Agent and the Grantor (on behalf of itself and its Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any dispute, whether such dispute is resolved through arbitration or judicially.

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            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

                                   ("Grantor")

                                   OPTICARE EYE HEALTH CENTERS, INC.



                                   By: /s/ Steven L. Ditman
                                      ------------------------------------
                                    Name:  Steven L. Ditman
                                    Title: Chief Financial Officer

                                   Attest: /s/ Dean J. Yimoyines
                                          --------------------------------
                                          Name:  Dean J. Yimoyines
                                          Title: Chief Executive Officer

                                         [CORPORATE SEAL]

                                    ("Agent")

                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC., as Agent

                                    By: /s/ Robert M. Biringer
                                       -----------------------------------
                                       Name:  Robert M. Biringer
                                       Title: Executive Vice President

                                    By: /s/ Scott Kray
                                       -----------------------------------
                                       Name:  Scott Kray
                                       Title: Vice President

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